UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 2, 2018
Earliest Event Date requiring this Report:  August 2, 2018

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Florida	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer ID number)
Organization)

431 Fairway Drive, Suite 200
 Deerfield Beach, Florida 33441
(Address of principal executive offices)

(954) 570-8889, Est. 313
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⁯ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⁯ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⁯ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⁯ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition

On August 2, 2018, Capstone Companies, Inc., a Florida corporation, (the "Company") issued a press release announcing the conduct of an investor conference call at 10:00 a.m., EST, on Wednesday, August 15, 2018, to discuss Company's financial results for the fiscal quarter ended June 30, 2018. An Internet webcast link will be available at: www.capstonecompaniesinc.com.  The conference call-in number is (201) 689-8562.  A telephonic replay will be available from 1:30 p.m., EST, on August 15, 2018, the day of the conference call, until Wednesday, August 22, 2018.  To listen to the archived call, you would dial (858) 384-5517 and enter conference ID number 13681490.  A copy of the transcript of the investor conference call will be filed as Exhibit 99.2 to a Form 8-K/A amendment to this Current Report on Form 8-K.  A copy of the press release is attached as Exhibit 99.1 of this Current Report on Form 8-K.

The reference of the URL above or in Exhibit 99.1 does not incorporate the contents of the URL into this Current Report on Form 8-K and such references are provided just for informational purposes.

Item 7.01Regulation FD Disclosure

The disclosure in Item 2.02 above is incorporated in this Item 7.01 by reference.
As provided in General Instruction B.2 of Form 8-K, the information in Item 7.01 and Item 2.01 above and Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	August 2, 2018 Press Release by Capstone Companies, Inc. re: investor conference call
99.2	Transcript of August 15, 2018 Investor Call *

* To be filed by amendment

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date: August 2, 2018

By: /s/ James McClinton
Chief Financial Officer